UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 26, 2015

CADENCE DESIGN SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2655 Seely Avenue, Building 5 San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)
(408) 943-1234
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On October 26, 2015, Cadence Design Systems, Inc. ("Cadence") issued a press release announcing its financial results for the third quarter ended October 3, 2015.
A copy of the press release is attached hereto as Exhibit 99.01 and a copy of the commentary by the Chief Financial Officer of Cadence regarding Cadence's financial results for the third quarter ended October 3, 2015 is attached hereto as Exhibit 99.02, and the press release and the commentary are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.01	Press Release issued by Cadence Design Systems, Inc. on October 26, 2015.
99.02	CFO Commentary on Results of Third Quarter ended October 3, 2015.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: October 26, 2015

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ Geoffrey G. Ribar
Geoffrey G. Ribar
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.01	Press Release issued by Cadence Design Systems, Inc. on October 26, 2015.
99.02	CFO Commentary on Results of Third Quarter ended October 3, 2015.